Exhibit 32.3

CERTIFICATION OF

PRINCIPAL ACCOUNTING OFFICER

OF TRM CORPORATION

PURSUANT TO 18 U.S.C. SECTION 1350

                Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Rebecca J. Demy, Principal Accounting Officer of TRM Corporation (the “Company”), hereby certify that the accompanying Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2004 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 16, 2004	/s/ REBECCA J. DEMY
Rebecca J. Demy
Principal Accounting Officer